Organization And Summary Of Significant Accounting Policies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization And Summary Of Significant Accounting Policies [Abstract]
Organization And Summary Of Significant Accounting Policies

NOTE 1 – ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Company

Bankrate, Inc. and subsidiaries ("Bankrate" or the "Company," "we," "us," "our") own and operate an Internet-based consumer banking and personal finance network ("Online Network"). Our flagship website, Bankrate.com, is one of the Internet's leading aggregators of information on more than 300 financial products and fees, including mortgages, deposits, insurance, credit cards, and other personal finance categories. Additionally, we provide financial applications and information to a network of distribution partners and through national and state publications.

The Company was originally organized under the laws of the State of Florida, however, on April 15, 2011, the Company merged with a newly formed Delaware corporation in order to reincorporate from Florida to Delaware. Upon the consummation of the merger, each outstanding common and preferred share of the Company was converted into an equivalent share of the new Delaware corporation which assumed the name Bankrate, Inc.

On July 2, 2009, Ben Holdings, Inc. ("Holdings"), a majority owned subsidiary of Ben Holdings S.à r.l, together with Ben Merger Sub, Inc. a Florida corporation and a wholly owned subsidiary of Holdings ("Merger Sub") entered into an agreement and plan of merger (the "Acquisition") with Bankrate. As a result, the Company became a wholly owned subsidiary of Holdings. In accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 805, Business Combinations, the Acquisition was accounted for on August 25, 2009, the date of which Holdings obtained control of the Company.

2011 Recapitalization and Merger

On June 21, 2011, Holdings merged with and into the Company with the Company surviving the merger ("2011 Merger"). In connection with the 2011 Merger, Holdings underwent an internal recapitalization in which all preferred and common shares of Holdings were exchanged for shares of a single series of common stock of Holdings (the "Recapitalization"). As a result of the Recapitalization and 2011 Merger, all preferred and common stock (other than restricted stock) of the Company were cancelled and all shares of common stock of Holdings were converted into common stock of the Company. Immediately following the Recapitalization and 2011 Merger, the Company had 87,500,000 shares of common stock issued and outstanding, including 120,135 shares of restricted stock. The surviving corporation in the 2011 Merger retained the name "Bankrate, Inc." The 2011 Merger was accounted for as a common control merger and in a manner similar to a pooling of interests. Accordingly, Holdings and Bankrate were consolidated retroactively to the earliest period presented, using the historical cost basis of each entity. The common stock, per common share, and increase in authorized share amounts in these consolidated financial statements and notes to consolidated financial statements have been presented to retroactively reflect these transactions to the earliest period presented.

In connection with the 2011 Merger and the initial public offering, the Company entered into a Fourth Amended and Restated Stockholders Agreement that provides the Company's existing direct and indirect stockholders with certain rights, including rights of Ben Holdings S.à r.l., a stockholder of the Company, which is, in turn, controlled by Apax US VII, L.P., and Apax Europe VII-A, L.P., Apax Europe VII-B, L.P. and Apax Europe VII-1, L.P. (the "Apax VII Funds").

Initial Public Offering

On June 22, 2011, the Company completed its initial public offering ("IPO") whereby it and certain of its existing stockholders sold 22,994,455 shares of common stock at a public offering price of $15.00 per share, including 2,994,455 shares sold by certain of its existing stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company's shares are traded on the New York Stock Exchange (NYSE) under the symbol "RATE." The offer and sale of all of the shares in the IPO were registered under the Securities Act pursuant to a registration statement on Form S-1 (File No. 333-173550), which was declared effective by the SEC on June 16, 2011. Our portion of the net proceeds from the IPO was approximately $170.3 million after deducting underwriting discounts of $11.3 million and offering costs of $5.9 million. In addition, during the nine months ended September 30, 2011, we incurred costs associated with the IPO and S-4 registration statement in relation to our exchange offer, which included $34.7 million paid to Apax Partners, L.P. for termination of monitoring fees, merger and acquisition advisory services, IPO services for secondary shares, exchange offer advisory services, and other services provided to Bankrate's management. The payment to APAX has been recorded in the following manner based on our best estimate of the time incurred and the value attributable to each transaction: $30.0 million as a part of acquisition, offering and related expenses and related party fees, $3.8 million netted against IPO proceeds and $917,000 to deferred financing costs. We used approximately $123.0 million of the net proceeds from the offering to repay the principal and accrued interest on our Senior Secured Notes (see Note 7). We intend to use the balance of the net proceeds from the offering for working capital and other general corporate purposes, including financing our growth.

As part of the 22,994,455 shares of common stock sold in the IPO, 10,494,455 shares of common stock were sold by certain existing stockholders at a public offering price of $15.00 per share, including 2,994,455 shares sold by the selling stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company did not receive any of the proceeds from the sale of such shares by the selling stockholders.

Basis of Presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in United States ("GAAP") for interim financial information and with the instructions to Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for the fair statement of our results have been included. Operating results for the three and nine months ended September 30, 2011 are not necessarily indicative of the results that may be expected for the year ending December 31, 2011, for any other interim period or for any other future year.

The condensed consolidated balance sheet at December 31, 2010 has been derived from the audited financial statements at that date, but does not include all of the disclosures required by GAAP. The accompanying condensed consolidated financial statements should be read in conjunction with the consolidated financial statements and notes thereto contained in the Company's Prospectus filed with the Securities and Exchange Commission ("SEC") on June 17, 2011 pursuant to Rule 424(b) under the Securities Act of 1933.

There have been no significant changes in the Company's accounting policies from those disclosed in its prospectus filed with the SEC on June 17, 2011.

The accompanying condensed consolidated financial statements include the accounts of Bankrate, Inc., NetQuote Holdings, Inc., NetQuote, Inc., CreditCards.com , Inc., CCRD Operating Company Inc., CreditCards.com Limited (United Kingdom), Freedom Marketing (United Kingdom), and Rate Holding Company (100% owner of Bankrate Information Consulting (Beijing) Co., Ltd.) after elimination of all intercompany accounts and transactions.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent gains and losses at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. We believe that the judgments, estimates and assumptions involved in the accounting for income taxes, stock based compensation, the allowance for doubtful accounts receivable, useful lives of intangible assets and intangible asset impairment, goodwill impairment, acquisition accounting, and contingencies have the greatest potential impact on our financial statements, so we consider these to be our critical accounting policies. Actual results could differ from those estimates.

Cash and Cash Equivalents

We consider all highly liquid debt investments purchased with a maturity at date of purchase of less than three months to be cash and cash equivalents. The carrying value of these investments approximates fair value. As of September 30, 2011, our cash and cash equivalents consisted of approximately $5.1 million of U.S. Treasury securities with 30-day maturities, approximately $1.2 million held in British pound sterling, approximately $57.6 million of operating cash subject to the $250,000 FDIC insured deposit limit, and approximately $573,000 held in Renminbi in China.

Allowance for Doubtful Accounts

We maintain an allowance for doubtful accounts for estimated losses resulting from the inability or unwillingness of our customers to make required payments. We look at historical write-offs and sales growth when determining the adequacy of the allowance. Should the financial condition of our customers deteriorate, resulting in an impairment of their ability to make payments, or if the level of accounts receivable increases, the need for possible additional allowances may be necessary. Any additions to the allowance for doubtful accounts receivable are recorded as bad debt expense and included in general and administrative expenses. During the three months ended September 30, 2011 and 2010, we charged approximately $561,000 and $419,000 to bad debt expense, and wrote off (net of recoveries) $562,000 and $388,000, respectively, of accounts deemed uncollectible. During the nine months ended September 30, 2011 and 2010, we charged approximately $1.7 million, and $487,000 to bad debt expense, and wrote off (net of recoveries) $1.8 million and recovered (net of write offs) $373,000, respectively, of accounts deemed uncollectible.

Intangible Assets

Intangible assets consist primarily of internet domain names and URLs, trademarks, customer relationships, affiliate network relationships and developed technologies acquired in connection with the Acquisition and our subsequent acquisitions in 2011 and 2010 (see Note 8). Intangible assets are being amortized over their estimated useful lives primarily on a straight-line basis.

Intangible asset categories and their estimated useful lives are as follows:

Estimated Useful Life
Trademarks, domain names and URLs	2-25 years
Customer relationships	8-15 years
Affiliate network relationships	1-9 years
Developed technologies	3-6 years

Intangible assets subject to amortization and their weighted average amortization periods were as follows as of September 30, 2011:

($ in thousands)	Cost	Accumulated Amortization	Net	Weighted Average Amortization Period Years
Trademarks and URLs	$192,573	$(15,495)	$177,078	20.1
Customer relationships	200,939	(39,254)	$161,685	8.8
Affiliate network relationships	12,790	(10,533)	$2,257	3.9
Developed technologies	17,470	(6,191)	11,279	4.7

	$423,772	$(71,473)	$352,299	13.6

Intangible assets subject to amortization and their weighted average amortization periods were as follows as of December 31, 2010:

(In thousands)	Cost	Accumulated Amortization	Net	Weighted Average Amortization Period Years
Trademarks and URLs	$178,823	$(8,289)	$170,534	20.6
Customer relationships	202,390	(21,728)	180,662	8.8
Affiliate network relationships	10,490	(8,944)	1,546	1.5
Developed technologies	16,100	(3,097)	13,003	4.7

	$407,803	$(42,058)	$365,745	13.6

Amortization expense for the three months ended September 30, 2011 and 2010 was $9.8 million and $10.4 million, respectively. Amortization expense for the nine months ended September 30, 2011 and 2010 was $29.6 million and $24.0 million, respectively.

Future amortization expense as of September 30, 2011 is expected to be:

($ in thousands)	Amortization Expense
Remainder of 2011	$9,217
2012	38,099
2013	37,053
2014	35,762
2015	34,984
Thereafter	197,184

Total expected amortization expense of intangible assets	$352,299

Impairment of Long-Lived Assets Including Assets with Finite Lives

ASC 360, Property, Plant and Equipment, requires that long-lived assets including intangible assets with finite lives be amortized over their estimated useful life and reviewed for impairment. We continually monitor events and changes in circumstances that could indicate carrying amounts of our long-lived assets including intangible assets with finite lives may not be recoverable. When such events or changes in circumstances occur, we assess the recoverability of such assets by determining whether the carrying value will be recovered through the undiscounted expected future cash flows. If the future undiscounted cash flows are less than the carrying amount of such assets, we recognize an impairment loss based on the excess of the carrying amount over the fair value of the assets. There was no impairment of long-lived assets including intangible assets with finite lives for the nine months ended September 30, 2011 and 2010.

Goodwill

In accordance with ASC 350, Intangibles—Goodwill and Other, we review our goodwill for impairment annually, or more frequently, if facts and circumstances warrant a review, at the reporting unit level. Our annual impairment test is performed as of October 1 of each year. We have determined that we have one segment with one reporting unit. The provisions of ASC 350 require that a two-step test be performed to assess goodwill for impairment. First, the fair value of the reporting unit is compared to its carrying value. If the fair value exceeds the carrying value, goodwill is not impaired and no further testing is performed. The second step is performed if the carrying value exceeds the fair value. The implied fair value of the reporting unit's goodwill must be determined and compared to the carrying value of the goodwill. If the carrying value of a reporting unit's goodwill exceeds its implied value, an impairment loss equal to the difference will be recorded. In determining the fair value of our reporting units, we rely on the Income Approach and the Market Approach. Under the Income Approach, the fair value of a business unit is based on the cash flows it can be expected to generate over its remaining life. The estimated cash flows are converted to their present value equivalent using an appropriate rate of return. The Market Approach utilizes a market comparable method whereby similar publicly traded companies are valued using Market Values of Invested Capital ("MVIC") multiples (i.e., MVIC to revenue, MVIC to earnings before interest and taxes, MVIC to cash flow, etc.) and then these MVIC multiples are applied to a company's operating results to arrive at an estimate of value.

Goodwill activity for the nine months ended September 30, 2011 is shown below:

($ in thousands)
Balance, December 31, 2010	$559,168
Adjustment during the measurement period relating to acquisition of NetQuote Holdings, Inc.	205
Adjustment during the measurement period relating to acquisition of CreditCards.com, Inc.	5,400
Other acquisitions	8,972

Balance, September 30, 2011	$573,745

There have been no triggering events during the nine months ended September 30, 2011 and 2010 that would require an impairment test during the periods.

Website Development

We account for our website development costs under ASC 350-50, Intangibles—Goodwill and Other – Website Development Costs. ASC 350-50 provides guidance on the accounting for the costs of development of company websites into five stages: (1) the planning stage, during which the business and/or project plan is formulated and functionalities, necessary hardware and technology are determined, (2) the website application and infrastructure development stage, which involves acquiring or developing hardware and software to operate the website, (3) the graphics development stage, during which the initial graphics and layout of each page are designed and coded, (4) the content development stage, during which the information to be presented on the website, which may be either textual or graphical in nature, is developed, and (5) the operating stage, during which training, administration, maintenance and other costs to operate the existing website are incurred. The costs incurred in the website application and infrastructure stage, the graphics development stage and the content development stage are capitalized; all other costs are expensed as incurred. Website development costs are initially recorded in other assets and then transferred to fixed assets upon the completion of the project. We capitalized website development costs totaling $2.1 million and $1.4 million for the nine months ended September 30, 2011 and 2010, respectively. These amounts are included in furniture, fixtures and equipment or other assets in the accompanying condensed consolidated balance sheets, depending upon whether or not the project has been completed.

Basic and Diluted Income (Loss) Per Share

We compute basic income (loss) per share by dividing net income (loss) attributable to common stockholders for the period by the weighted average number of shares outstanding for the period. Diluted income (loss) per share includes the effects of dilutive common stock equivalents, consisting of outstanding stock-based awards, unrecognized compensation expense and tax benefits in accordance with ASC 718, Compensation— Stock Compensation, to the extent the effect is not antidilutive, using the treasury stock method. Since we have a net loss attributable to common stockholders, basic and diluted loss per share are the same for the nine months ended September 30, 2011 and the three and nine months ended September 30, 2010.

The following table presents the computation of basic and diluted loss per share:

	Three months ended		Nine months ended
($ in thousands, except per share data)	September 30, 2011	September 30, 2010	September 30, 2011		September 30, 2010
Net income (loss)	$7,132	$(7,742)	$(27,467	) $	(16,643)

Weighted average common shares and equivalents outstanding for basic income (loss) per share calculation	99,879,865	82,839,063	92,233,345		66,239,400
Additional dilutive shares related to share-based awards	547,526	—	—		—

Weighted average common shares and equivalents outstanding for diluted loss per share calculation	100,427,391	82,839,063	92,233,345		66,239,400
Basic and diluted income (loss) per share:
Basic	$0.07	$(0.09)	$(0.30	) $	(0.25)
Diluted	$0.07	$(0.09)	$(0.30	) $	(0.25)
Options to purchase shares of common stock and other share-based awards outstanding which are not included in the calculation of diluted income (loss) per share because their impact is anti-dilutive	—	—	517,510		—

Stockholders' Equity

The activity in stockholders' equity for the nine months ended September 30, 2011 is shown below:

	Common Stock		Additional paid-in capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Stockholders' Equity
($ and shares in thousands)	Shares	Amount
Balance at December 31, 2010	87,380	$874	$657,095	$(31,173)	$(740)	$626,056
Foreign currency translation, net of taxes	—	—	—	—	57	57
Restricted stock issued, net of forfeitures	115	1	(1)	—	—	—
Common stock issued	12,500	125	170,194	—	—	170,319
Stock compensation	—	—	2,927	—	—	2,927
Net loss	—	—	—	(27,467)	—	(27,467)

Balance at September 30, 2011	99,995	1,000	830,215	(58,640)	(683)	771,892

Deferred Financing Costs

In connection with the issuance of the Intercompany Note in 2009 (Note 6), the Company incurred deferred financing costs of $526,000 related to the issuance of the $222.0 million note payable to Holdings which were amortized to interest expense using a method which approximates the effective interest method over the term of the related debt.

In connection with the issuance of the Notes in 2010 (Note 7), the Company incurred $11.6 million in underwriting fees that have been classified as deferred financing costs related to the issuance of the Senior Secured Notes, which are amortized to interest expense using a method which approximates the effective interest method over the term of the related debt.

In connection with the issuance of the revolving credit facilities in an aggregate amount of $100.0 million in June 2011 (Note 7), the Company incurred $3.0 million in bank and legal fees. These fees have been classified as deferred financing costs and are being amortized to interest expense using a straightline method over the term of the revolving credit facilities.

At September 30, 2011 and December 31, 2010, deferred financing costs had a balance of $8.8 million and $10.9 million, respectively and are included in other assets on the accompanying condensed consolidated balance sheet.

During the three months ended September 30, 2011 and 2010, we amortized $497,000 and $745,000 respectively in deferred financing costs. During the nine months ended September 30, 2011 and 2010, we amortized $1.5 million and $798,000 respectively in deferred financing costs. In addition, the Company expensed approximately $3.5 million of deferred financing cost in June 2011 as a result of the redemption of $105.0 million aggregate principal amount of outstanding Notes, which is included in loss on redemption of Notes on the accompanying condensed consolidated statements of operations.

Stock Based Compensation

We account for stock-based compensation in accordance with ASC 718, Compensation—Stock Compensation. Under the fair value recognition provisions of ASC 718, stock based compensation cost is measured at the grant date based on the fair value of the award and is recognized as an expense on a straight-line basis over the requisite service period, which is generally the vesting period. See Note 2 for further information regarding our stock-based compensation assumptions and expense.

Income Tax Benefit

We calculate our income tax (expense) benefit for interim periods based on the estimate of the annual effective tax rate. We account for income taxes in accordance with ASC 740, Income Taxes. Under this method, deferred income taxes are determined based on the estimated future tax effects of differences between the financial statement and tax basis of assets and liabilities given the provisions of enacted tax laws. Deferred income tax provisions and benefits are based on changes to the assets or liabilities from year to year. In providing for deferred taxes, we consider tax regulations of the jurisdictions in which we operate, estimates of future taxable income, and available tax planning strategies. If tax regulations, operating results, or the ability to implement tax-planning strategies varies, adjustments to the carrying value of the deferred tax assets and liabilities may be required. Valuation allowances are based on the "more likely than not" criteria of ASC 740.

The accounting for uncertain tax positions guidance under ASC 740 requires that we recognize the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more-likely-than-not threshold, the amount recognized in the financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. We recognize interest and penalties on uncertain tax positions as a component of income tax expense.

Foreign Currency Translation

Our foreign operations generally use the local currency as their functional currency. Assets and liabilities of these operations are translated at the exchange rates in effect on the balance sheet date. Income statement items are translated at the average exchange rates for the year. The impact of currency fluctuations is recorded in accumulated other comprehensive loss as a currency translation adjustment.

Comprehensive Income (Loss)

Comprehensive income for three months ended September 30, 2011 is approximately $7.0 million, which includes net income of approximately $7.1 million and approximately $132,000 loss in foreign currency translation adjustment. Comprehensive loss for the nine months ended September 30, 2011 is approximately $27.4 million, which includes net loss of approximately $27.5 million and $57,000 gain in foreign currency translation adjustment. Comprehensive loss for the three and nine months ended September 30, 2010 is $8.0 million and $16.9 million, respectively, due to $215,000 loss in foreign currency translation adjustment.

Segment Reporting

Through the nine months ended September 30, 2011, we operated in one reportable business segment. We evaluate the operating performance of our business as a whole. Our chief operating decision maker (i.e., chief executive officer) reviews financial information presented on a consolidated basis, accompanied by disaggregated information about revenues by type for purposes of allocating resources and evaluating financial performance. There are no business unit managers who are held accountable by our chief operating decision-maker, or anyone else, for operations, operating results, budgeting and strategic planning for levels or components below the consolidated unit level.

Geographic Data and Concentrations

The Company has approximately $57.6 million of operating cash subject to the $250,000 FDIC insured deposit limit as of September 30, 2011. No single country outside of the U.S. accounted for more than 10% of revenue during the three and nine months ended September 30, 2011 and 2010. There was one customer that accounted for 12% of net sales during the three months ended September 30, 2011 and no customers accounted for more than 10% of net sales during the three months ended September 30, 2010. There was one customer that accounted for 12% of net sales during the nine months ended September 30, 2011 and no customers accounted for more than 10% of net sales during the nine months ended September 30, 2010. One customer's accounts receivable balances constituted 18%, while a second customer's balance constituted 15% of the accounts receivable balance as of September 30, 2011. One customer's accounts receivable balance constituted 15% while a second customer's balance constituted 10% of the accounts receivable balance as of December 31, 2010.

Revenue and long-lived assets related to the U.S. and international operations and revenue by type for the three months and nine months ended September 30, 2011 and 2010 are as follows:

	Three months ended		Nine months ended
($ in thousands)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010

Revenue:
USA	$110,774	$69,215	$304,132	$141,884
International	2,130	1,401	6,299	1,449

	$112,904	$70,616	$310,431	$143,333

Revenue:
Online	$110,937	$69,028	$304,313	$138,470
Print	$1,967	$1,588	$6,118	$4,863

	$112,904	$70,616	$310,431	$143,333

	September 30, 2011	December 31, 2010
Long lived assets:
USA	$931,025	$928,411
International	$4,340	$4,580

Balance, end of period	$935,365	$932,991

Fair Value Measurement

The carrying amounts of cash, accounts receivable, accrued interest, and accounts payable approximate estimated fair value. The U.S. Treasury securities are measured using quoted market prices available on active markets. In measuring the fair value of the Senior Secured Notes, the Company used market information. These estimates require considerable judgment in interpreting market data, and changes in assumptions or estimation methods could significantly affect the fair value estimates.

The following table presents estimated fair value, and related carrying amounts, as of September 30, 2011 and December 31, 2010:

	September 30, 2011		December 31, 2010
($ in thousands)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

Financial Assets:
Cash and cash equivalents	$64,489	$64,489	$115,630	$115,630
Accounts receivable	$69,205	$69,205	$42,731	$42,731

Financial Liabilities:
Revolving credit facility	$—	$—	$—	$—
Senior secured notes	$193,537	$218,400	$297,417	$331,500
Accrued interest	$4,859	$4,859	$16,393	$16,393

Recent Accounting Pronouncements

Recently Adopted Pronouncements

In January 2010, the FASB issued Accounting Standards Update ("ASU") 2010-06, Improving Disclosures about Fair Value Measurements (Topic 820)—Fair Value Measurements and Disclosures, to add additional disclosures about the different classes of assets and liabilities measured at fair value, the valuation techniques and inputs used, the activity in Level 3 fair value measurements, and the transfers between Levels 1, 2, and 3. The new disclosures and clarifications of existing disclosures are effective for annual or interim reporting periods beginning after December 15, 2009, except for the requirement to provide the Level 3 activity. Those disclosures are effective for fiscal years beginning after December 15, 2010. The implementation of ASU 2010-06 relative to Level 3 investments did not have a material impact on the Company's condensed consolidated financial statements.

In October 2009, the FASB issued ASU 2009-13 (an update to ASC 605-25), Revenue Recognition: Multiple-Element Arrangements which is effective for annual periods beginning on or after June 15, 2010; however, early adoption is permitted. In arrangements with multiple deliverables, ASU 2009-13 permits entities to use management's best estimate of selling price to value individual deliverables when those deliverables have never been sold separately or when third-party evidence is not available. In addition, any discounts provided in multiple-element arrangements will be allocated on the basis of the relative selling price of each deliverable. The adoption of ASU 2009-13 did not have a material impact on the Company's condensed consolidated financial statements.

In December 2010, the FASB issued ASU 2010-28, Intangibles - Goodwill and Other (Topic 350) - When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts. ASU 2010-28 modifies Step 1 of the goodwill impairment test so that for those reporting units with zero or negative carrying amounts, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not based on an assessment of qualitative indicators that a goodwill impairment exists. In determining whether it is more likely than not that goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. ASU 2010-28 is effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. The adoption of ASU 2010-28 did not have a material impact on the Company's condensed consolidated financial statements.

In December 2010, the FASB issued ASU 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (ASC Topic 805, Business Combinations). The amendments in this update specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments in this update are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The adoption of ASU 2010-29 did not have a material impact on the Company's condensed consolidated financial statements.

Accounting Pronouncements to be adopted in the future

In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and others (Topic 350)—Testing Goodwill for Impairment. The amendments permit an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. As permitted under ASU 2011-08, the Company intends to early adopt this ASU as of October 1, 2011. The adoption of ASU 2011-08 is not expected to have a material impact on the Company's condensed consolidated financial statements.

In May 2011, the FASB issued ASU 2011-04, Fair value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in US GAAP and IFRS's. ASU 2011-04 amends Topic 820, Fair Value Measurement to change the wording used to describe the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments include wording changes that clarify the FASB's intent about the application of existing fair value measurement and disclosure requirements and those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments are effective during interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on the Company's condensed consolidated financial statements.

In June 2011, the FASB issued ASU 2011-05, Comprehensive Income (Topic 220): Presentation of Comprehensive Income. ASU 2011-05 amends Topic 220, Comprehensive Income, to give an entity the option for presenting the total of comprehensive income, the components of net income and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. The amendment in this update is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and should be applied retrospectively. The adoption of ASU 2011-05 is not expected to have a material impact on the Company's condensed consolidated financial statements.

NOTE 1—Organization and Summary of Significant Accounting Policies

The Company

Bankrate, Inc. and subsidiaries ("Bankrate" or the "Company," "we," "us," "our") own and operate an Internet-based consumer banking and personal finance network ("Online Network"). Our flagship website, Bankrate.com, is one of the Internet's leading aggregators of information on more than 300 financial products and fees, including mortgages, deposits, insurance, credit cards, and other personal finance categories. Additionally, we provide financial applications and information to a network of distribution partners and through national and state publications.

The Company was originally organized under the laws of the State of Florida, however, on April 15, 2011, the Company merged with a newly formed Delaware corporation in order to reincorporate from Florida to Delaware. Upon the consummation of the merger, each outstanding common and preferred share of the Company was converted into an equivalent share of the new Delaware corporation which assumed the name Bankrate, Inc.

Ben Holdings, Inc. ("Holdings"), a majority owned subsidiary of Ben Holdings S.à r.l, was formed on July 17, 2009 for the sole purpose of acquiring Bankrate. On July 22, 2009, Holdings, together with Ben Merger Sub, Inc. a Florida corporation and a wholly owned subsidiary of Holdings ("Merger Sub") entered into an agreement and plan of merger (the "Acquisition") with Bankrate. As a result, Bankrate became a wholly owned subsidiary of Holdings. In accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") 805, Business Combinations, the Acquisition was accounted for on August 25, 2009, the date of which Holdings obtained control of the Bankrate. From July 17, 2009 (date of inception) to August 25, 2009, Holdings had no operating activity except for certain expenses incurred in the acquisition of Bankrate.

2011 Recapitalization and Merger

On June 21, 2011, Holdings merged with and into the Company with the Company surviving the merger ("2011 Merger"). In connection with the 2011 Merger, Holdings underwent an internal recapitalization in which all preferred and common shares of Holdings were exchanged for shares of a single series of common stock of Holdings (the "Recapitalization"). As a result of the Recapitalization and 2011 Merger, all preferred and common stock (other than restricted stock) of the Company were cancelled and all shares of common stock of Holdings were converted into common stock of the Company. Immediately following the Recapitalization and 2011 Merger, the Company had 87,500,000 shares of common stock issued and outstanding, including 120,135 shares of restricted stock. The surviving corporation in the 2011 Merger retained the name "Bankrate, Inc." The 2011 Merger was accounted for as a common control merger and in a manner similar to a pooling of interests. Accordingly, Holdings and Bankrate were consolidated retroactively to the earliest Successor period presented, using the historical cost basis of each entity. The common stock, per common share, and increase in authorized share amounts in these consolidated financial statements and notes to consolidated financial statements have been presented to retroactively reflect these transactions to the earliest Successor period presented.

In connection with the 2011 Merger and the initial public offering, the Company entered into a Fourth Amended and Restated Stockholders Agreement that provides the Company's existing direct and indirect stockholders with certain rights, including rights of Ben Holdings S.à r.l., a stockholder of the Company, which is, in turn, controlled by Apax US VII, L.P., and Apax Europe VII-A, L.P., Apax Europe VII-B, L.P. and Apax Europe VII-1, L.P. (the "Apax VII Funds").

Initial Public Offering

On June 22, 2011, the Company completed its initial public offering ("IPO") whereby it and certain of its existing stockholders sold 22,994,455 shares of common stock at a public offering price of $15.00 per share, including 2,994,455 shares sold by certain of its existing stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company's shares are traded on the New York Stock Exchange (NYSE) under the symbol "RATE." The offer and sale of all of the shares in the IPO were registered under the Securities Act pursuant to a registration statement on Form S-1 (File No. 333-173550), which was declared effective by the SEC on June 16, 2011. Our portion of the net proceeds from the IPO was approximately $170.3 million after deducting underwriting discounts of $11.3 million and offering costs of $5.9 million. In addition, during the nine months ended September 30, 2011, we incurred costs associated with the IPO and S-4 registration statement in relation to our exchange offer, which included $34.7 million paid to Apax Partners, L.P. for termination of monitoring fees, merger and acquisition advisory services, IPO services for secondary shares, exchange offer advisory services, and other services provided to Bankrate's management. The payment to APAX has been recorded in the following manner based on our best estimate of the time incurred and the value attributable to each transaction: $30.0 million as a part of acquisition, offering and related expenses and related party fees, $3.8 million netted against IPO proceeds and $917,000 to deferred financing costs. We used approximately $123.0 million of the net proceeds from the offering to repay the principal and accrued interest on our Senior Secured Notes (see Note 7). We intend to use the balance of the net proceeds from the offering for working capital and other general corporate purposes, including financing our growth.

As part of the 22,994,455 shares of common stock sold in the IPO, 10,494,455 shares of common stock were sold by certain existing stockholders at a public offering price of $15.00 per share, including 2,994,455 shares sold by the selling stockholders upon the exercise of the underwriters' option to purchase additional shares. The Company did not receive any of the proceeds from the sale of such shares by the selling stockholders.

Holdings' Acquisition of Bankrate (the "Acquisition")

On July 22, 2009, Holdings, together with Ben Merger Sub, Inc., a Florida corporation and a wholly-owned subsidiary of Holdings ("Merger Sub") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Bankrate. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions of the Merger Agreement, Merger Sub commenced a tender offer (the "Tender Offer") to purchase all of Bankrate's outstanding shares of common stock, par value $0.01 per share (the "Shares"), for $28.50 per share payable net to the seller in cash, without interest and less any applicable withholding taxes (the "Offer Price"), upon the terms and subject to the conditions set forth in the Offer to Purchase dated July 28, 2009 and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constituted the "Offer"). A total of 5,397,131 Shares (including 635,671 Shares tendered by notice of guaranteed delivery) were validly tendered and not withdrawn as of the expiration time, representing approximately 28% of the then outstanding Shares. As permitted by the Merger Agreement and the terms of the Offer, Merger Sub elected to take into account all Shares subject to the Non-Tender and Support Agreements entered into by certain directors and officers of Bankrate resulting in approximately 52% of the then outstanding Shares being validly tendered. Merger Sub accepted for payment all Shares that were validly tendered and not withdrawn prior to expiration of the Offer.

Subsequent to the expiration of the Offer, on August 25, 2009, Merger Sub exercised the option (the "Top-Up Option") to purchase additional Shares directly from Bankrate. The Top-Up Option Shares, when combined with the number of Shares owned by Holdings and Merger Sub immediately prior to the time of exercise of the Top-Up Option, resulted in Holdings owning more than 90% of Bankrate Shares. Pursuant to the Merger Agreement, Merger Sub merged with and into Bankrate (the "2009 Merger") with Bankrate surviving the 2009 Merger as a wholly-owned subsidiary of Holdings. All remaining outstanding Shares not tendered in the Tender Offer (other than Shares owned by Holdings, Merger Sub, Bankrate, and certain of Bankrate's officers and directors as set forth in the Support Agreements), were acquired for cash at the Offer Price after a 30-day notice period ending on September 25, 2009 and on the terms and conditions set forth in the Merger Agreement. The transaction was valued at approximately $576.2 million. The amount paid in cash by Holdings was $552.5 million with the remaining amount paid using Bankrate's cash.